UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2010 (March 29, 2010)

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-15319	04-3445278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Centre Street, Newton, Massachusetts  02458

(Address of Principal Executive Offices)   (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT THEY ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE, THIS CURRENT REPORT ON FORM 8-K STATES THAT WE HAVE ENTERED INTO A PURCHASE AND SALE AGREEMENT TO ACQUIRE ONE MEDICAL OFFICE, CLINIC AND BIOTECH LABORATORY BUILDING, OR MOB, FROM AN UNAFFILIATED PARTY.  OUR OBLIGATION TO COMPLETE THIS PURCHASE IS SUBJECT TO VARIOUS CONDITIONS TYPICAL OF COMMERCIAL REAL ESTATE PURCHASES.  AS A RESULT OF ANY FAILURE OF THESE CONDITIONS, THIS PROPERTY MAY NOT BE PURCHASED.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Explanatory Note

As previously reported in our Current Report on Form 8-K dated May 9, 2008, or the May 9 Current Report, filed by Senior Housing Properties Trust, or SNH, or us or we, we agreed to purchase up to 48 MOBs from HRPT Properties Trust, or HRP, pursuant to a series of purchase and sale agreements, or the Purchase Agreements, dated as of May 5, 2008.  The Purchase Agreements are more fully described in the May 9 Current Report.  Financial statements and pro forma financial information required by Items 9(a) and (b) of Form 8-K in connection with the matters reported in the May 9 Current Report were reported by us in the May 9 Current Report and amended and/or updated in our Current Report on Form 8-K/A dated May 22, 2008, in our Current Report on Form 8-K/A dated September 29, 2008, in our Current Report on Form 8-K dated December 17, 2008, in our Current Report on Form 8-K dated April 8, 2009, in our Current Report

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on Form 8-K dated July 7, 2009, in our Current Report on Form 8-K dated August 18, 2009 and in our Current Report on Form 8-K dated December 8, 2009.  As of September 1, 2009, we completed the acquisitions of 47 MOBs from HRP. The one remaining building with an allocated value of $3.0 million is no longer subject to our purchase agreement.  At the request of a tenant for two properties subject to a multi-property lease, in May and September 2009 we sold two of the acquired MOB properties for approximately $3.2 million, which was their approximate net book value, to two unaffiliated parties.  We now own 45 of these properties containing 2.1 million square feet for an aggregate cost of approximately $558.2 million, excluding closing costs.

This Current Report on Form 8-K provides updated unaudited pro forma financial statements reflecting the purchase of 47 of the MOBs, the sale of two of these MOBs and the $512.9 million mortgage loan with the Federal National Mortgage Association, or FNMA, discussed below, which is secured by first liens on 28 senior living properties that we own and lease to Five Star Quality Care, Inc., or Five Star.  The updated pro forma financial statements also reflect unrelated properties we have purchased or agreed to purchase through March 26, 2010.

HRP was formerly our parent company, and both we and HRP are managed by Reit Management & Research LLC, or RMR.  Because of this and other relationships, we and HRP may be considered to be related persons, and the terms of our MOB transactions with HRP were approved by special committees of our and HRP’s boards comprised solely of trustees who were not also trustees of both companies.

Five Star is our largest tenant and is our former subsidiary.  RMR also provides management services to Five Star.  Because of these and other relationships, we and Five Star may be considered related persons, and the terms of the transactions between us and Five Star described in Item 9.01 below were approved by special committees of our and Five Star’s boards comprised solely of our Independent Trustees and Five Star’s Independent Directors.

For more information about our dealings and relationships with HRP, Five Star and RMR and their affiliates and about the risks which may arise as a result of these related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2009, or Annual Report, and our other filings made with the Securities and Exchange Commission, or SEC, and in particular, the section captioned “Risk Factors” in the Annual Report, the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Person Transactions” in the Annual Report and the section captioned “Related Person Transactions and Company Review of Such Transactions” in our Proxy Statement dated February 22, 2010 relating to our 2010 Annual Shareholders Meeting.

Item 9.01.  Financial Statements and Exhibits.

This Current Report on Form 8-K includes pro forma financial data for us, which includes the 45 MOBs that have been acquired and the two MOBs that we sold to third parties, and other acquisitions and dispositions we have completed since January 1, 2008.  Because changes will likely occur in occupancy, rents and expenses with respect to the properties acquired and the property to be acquired and because our pending acquisition may not be completed, the pro forma financial data presented should not be considered as a projection of future results.  Differences could also result from changes in our portfolio of investments, in interest rates, in our capital structure and for other reasons.

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Between June 1, 2008 and September 30, 2009, we acquired 45 of the MOBs (excluding two MOBs we sold in 2009) containing 2.1 million square feet for approximately $558.2 million, excluding closing costs.  We funded these acquisitions using cash on hand, proceeds from our mortgage financing in August 2009, proceeds from our equity issuances, borrowings under our revolving credit facility and by assuming three mortgage loans on two properties totaling $10.8 million with a weighted average interest rate of 7.1% per annum and a weighted average maturity in 2018.

On August 4, 2009, a special purpose subsidiary of ours closed a $512.9 million mortgage financing with FNMA. This mortgage loan is secured by first liens on 28 senior living properties with 5,618 living units located in 16 states that we own and lease to Five Star. We used the proceeds from this mortgage financing to repay amounts outstanding under our revolving credit facility, to purchase the remaining seven MOBs from HRP and to acquire 10 MOBs and one senior living property from unaffiliated parties.  For more information about this FNMA financing and the agreement we entered with Five Star to facilitate this financing please see Part II, Item 5 of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.

Between January 1, 2008 and March 26, 2010, we acquired other properties from unrelated parties (dollars in thousands) as follows:

Date Acquired	Location	Number of Properties	Units		Purchase Price
1/1/08	WI	5	568		$ 66,767
2/7/08	TX	2	98		10,292
2/17/08	NE	1	138		9,338
3/1/08	MN	1	228		48,549
3/31/08	CA, DE, MD	10	660		137,445
8/1/08	AL	2	112		14,734
8/21/08	GA, IL, TX, UT	4	NA	(1)	100,009
9/1/08	IN	8	451		62,268
9/30/08	NY	1	NA	(2)	18,647
11/1/08	IN	1	252		30,529
9/30/09	WI	10	NA	(3)	169,000
10/1/09	KS	1	259		20,165
11/17/09	NC, SC, TX	9	558		91,750
12/10/09	GA	1	53		4,900
		56	3,377		$ 784,393

(1) On August 21, 2008, we acquired four wellness centers with a total of 458,000 square feet.

(2) On September 30, 2008, we acquired one MOB from an unaffiliated party with a total of 89,000 square feet.

(3) On September 30, 2009, we acquired 10 MOBs from an unaffiliated party with a total of 643,000 square feet.

3

We funded these acquisitions using cash on hand, proceeds from our mortgage financing in August 2009, proceeds from our equity issuances, borrowings under our revolving credit facility and by assuming 15 mortgage loans for $50.5 million on eight of these properties.  As of the date of this report, we have an agreement to acquire one MOB from an unaffiliated party for approximately $4.5 million.

Certain properties acquired by us are leased to various tenants, including Five Star, on a long term basis under net leases that transfer substantially all of the properties’ operating and holding costs to the tenants.  Leases for space in our MOBs are net and modified gross leases or “full service” leases.  We have previously provided summary financial data and other information regarding Five Star in our Annual Report.  Our other tenants with net leases are engaged in a range of health care related industries including health services, biotechnology research, and pharmaceutical research and manufacturing with no significant concentration in any particular industry other than health care generally.  The majority in number of these net lease tenants are privately owned.  Certain leases are guaranteed by affiliates of the tenants.  As of the date of this Current Report on Form 8-K, we believe that each tenant is current in its rent payments due to us.  Five of the significant net lease tenants are: Five Star, Aurora Health Care, or Aurora; Scripps Research Institute, or Scripps; Fallon Community Health Plan, or Fallon Clinic; and Health Insurance Plan of New York, or HIP.  Aurora is one of the largest not for profit hospital and health care providers in Wisconsin.  Scripps is one of the largest non-profit health research institutes in the United States and is located in La Jolla, California.  Fallon Clinic is one of the largest multi-specialty group practices providing healthcare services in central Massachusetts.  HIP is one of the largest health insurance companies providing clinical services in the New York City area.

(b)	Pro Forma Financial Information.
	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2009	F-2
	Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2009	F-3
	Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2008	F-4
	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5

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SENIOR HOUSING PROPERTIES TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2009, reflects our financial position as if the transactions described in the footnotes to these unaudited pro forma condensed consolidated financial statements were completed on December 31, 2009.  The unaudited pro forma condensed consolidated statements of income for the years ended December 31, 2009 and 2008, present our results of operations as if the transactions described in the notes to these unaudited pro forma condensed consolidated financial statements were completed on January 1, 2008.  These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our financial statements for the year ended December 31, 2009, included in our Annual Report on Form 10-K, the historical financial statements included in our Current Report on Form 8-K dated May 9, 2008 and in our Current Report on Form 8-K/A dated May 22, 2008 and the unaudited pro forma condensed consolidated financial statements included in our Current Report on Form 8-K/A dated September 29, 2008, our Current Report on Form 8-K dated December 17, 2008, our Current Report on Form 8-K dated April 8, 2009, our Current Report on Form 8-K dated July 7, 2009, our Current Report on Form 8-K dated August 18, 2009 and our Current Report on Form 8-K dated December 8, 2009.

The unaudited pro forma financial statements reflect the receipt of $512.9 million of mortgage financing proceeds, or the FNMA financing, and the acquisitions of 45 medical office, clinic and biotech laboratory buildings, or MOBs, (excluding two MOBs we sold in 2009) from HRPT Properties Trust, or HRP, which these acquisitions were funded with cash on hand, proceeds from our FNMA financing, proceeds from our equity issuances, borrowings under our revolving credit facility and by assuming three mortgage loans on two of the properties.  These unaudited pro forma financial statements are provided for informational purposes only and our actual financial position and results of our operations may be significantly different than what is presented in these unaudited pro forma financial statements.  In the opinion of our management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma financial statements.

The allocation of the purchase price of our more recent 2009 acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements and reflected in these unaudited pro forma condensed consolidated financial statements is based upon preliminary estimates of the fair value of assets acquired and liabilities assumed.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma financial statements.

These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences could result from future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues including rents expected to be received on leases in place or signed during and after 2009 or for other reasons.

Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma financial statements related to these transactions.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Balance Sheet

December 31, 2009

(dollars in thousands)

		Pro Forma Adjustments
	Historical	Pending Acquisition (A)	Pro Forma
ASSETS:
Real estate properties, at cost	$3,317,983	$4,450	$3,322,433
Less accumulated depreciation	454,317	—	454,317
	2,863,666	4,450	2,868,116
Cash and cash equivalents	10,494	(1,987)	8,507
Restricted cash	4,222	—	4,222
Deferred financing fees, net	14,882	—	14,882
Acquired real estate leases, net	42,769	—	42,769
Other assets	51,893	—	51,893
	$2,987,926	$2,463	$2,990,389

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Unsecured revolving credit facility	$60,000	$—	$60,000
Senior unsecured notes due 2012 and 2015, net of discount	322,160	—	322,160
Secured debt and capital leases	660,059	2,463	662,522
Acquired real estate lease obligations, net	9,687	—	9,687
Other liabilities	35,370	—	35,370
Shareholders’ equity	1,900,650	—	1,900,650
	$2,987,926	$2,463	$2,990,389

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2009

(amounts in thousands, except per share amounts)

	Historical	MOBs Acquired (B)	Other Acquired Properties (C)	Pro Forma Adjustments		Pro Forma
REVENUES:
Rental income	$296,777	$9,621	$21,455	$(1,128	)(D)	$326,725
Interest and other income	1,003	—	—	—		1,003
Total revenues	297,780	9,621	21,455	(1,128)		327,728

EXPENSES:
Property operating expenses	14,273	1,922	378	5	(E)	16,578
Interest	56,404	—	—	20,091	(F)	76,495
Depreciation	78,583	—	5,691	3,012	(G)	87,286
Acquisition costs	3,327	—	—	—		3,327
Impairment of assets	15,530	—	—	—		15,530
General and administrative	20,345	—	1,107	425	(H)	21,877
Total expenses	188,462	1,922	7,176	23,533		221,093

Income before gain on sale of property	109,318	7,699	14,279	(24,661)		106,635
Gain on sale of property	397	—	—	—		397
Net income	$109,715	$7,699	$14,279	$(24,661)		$107,032

Weighted average shares outstanding	121,863			5,515	(I)	127,378

Basic and diluted earnings per share:
Income before gain on sale of property	$0.90					$0.84
Net income	$0.90					$0.84

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Unaudited Pro Forma Condensed Consolidated Statement of Income

Year Ended December 31, 2008

(amounts in thousands, except per share amounts)

	Historical	MOBs Acquired (J)	Other Acquired Properties (K)	Pro Forma Adjustments		Pro Forma
REVENUES:
Rental income	$233,210	$43,712	$27,239	$18,659	(L)	$322,820
Interest and other income	2,327	—	—	—		2,327
Total revenues	235,537	43,712	27,239	18,659		325,147

EXPENSES:
Property operating expenses	2,792	12,074	507	567	(M)	15,940
Interest	40,154	—	—	35,912	(N)	76,066
Depreciation	60,831	—	7,350	16,993	(O)	85,174
General and administrative	17,136	—	1,429	2,616	(P)	21,181
Impairment of assets	8,379	—	—	—		8,379
Total expenses	129,292	12,074	9,286	56,088		206,740

Income before gain on sale of properties	106,245	31,638	17,953	(37,429)		118,407
Gain on sale of properties	266	—	—	397	(Q)	663
Net income	$106,511	$31,638	$17,953	$(37,032)		$119,070

Weighted average shares outstanding	105,153			22,225	(R)	127,378

Basic and diluted earnings per share:
Income before gain on sale of properties	$1.01					$0.93
Net income	$1.01					$0.93

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustment

(A)                  Represents the effect of a pending acquisition of a MOB that we have agreed to acquire from an unaffiliated party for approximately $4.5 million.  We expect to fund this acquisition using cash on hand and the assumption of one mortgage loan for approximately $2.5 million at an interest rate of 6.73% per annum.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2009

(B)                    Represents the effect on rental income and operating expenses of the one MOB acquired by us in January 2009, two MOBs acquired in May 2009, three MOBs acquired in August 2009 and four MOBs acquired in September 2009, as if these acquisitions occurred on January 1, 2009.

(C)                    Represents the effect on rental income, property operating expenses, depreciation expense and general and administrative expense of our completed acquisitions of 11 senior living properties from three unaffiliated parties for $116.8 million, excluding closing costs, which were acquired during the fourth quarter of 2009, and ten MOBs acquired from an unaffiliated party for $169.0 million, excluding closing costs, in September 2009.  The increase in general and administrative expense represents the business management fees payable to Reit Management & Research LLC, or RMR.

(D)                   Represents the sale of two skilled nursing facilities to two unaffiliated parties during the fourth quarter of 2009, the sale of two MOBs to two unaffiliated parties for $3.2 million in 2009 and the reduction of rent payable by Five Star to us related to the FNMA financing as if these transactions occurred on January 1, 2009.  For more information about this FNMA financing and the agreement we entered with Five Star to facilitate this financing please see Part II, Item 5 of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009.  Also represents the effect of the one MOB we have agreed to acquire from an unaffiliated party for $4.5 million as described in Note (A) as if this transaction occurred on January 1, 2009.  We intend to lease this MOB for initial annual rent of approximately $368,000.  We expect to fund this acquisition using cash on hand and the assumption of one mortgage loan for approximately $2.5 million at an interest rate of 6.73% per annum.  The adjustments are as follows:

Sale of Two Skilled Nursing Facilities to Unaffiliated Parties	$(139)
Sale of Two MOBs to Unaffiliated Parties	(179)
Five Star Rent Reduction	(1,178)
Pending MOB Acquisition from an Unaffiliated Party	368
Total	$(1,128)

(E)                     Represents the property operating expense adjustment for the MOB we have agreed to acquire from an unaffiliated party for $4.5 million as described in Note (A) and the sale of two MOBs to unaffiliated parties in 2009.  The adjustment represents the 2009 annual effect, as if these transactions occurred on January 1, 2009.  The adjustments are as follows:

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

Pending MOB Acquisition from an Unaffiliated Party	$11
Sale of Two MOBs to Unaffiliated Parties	(6)
Total	$5

(F)                     Represents the effect on interest expense of the $512.9 million FNMA financing used to repay borrowings outstanding on our revolving credit facility and to fund certain acquisitions, as well as the amortization of $12.7 million of deferred financing fees in relation to this FNMA financing, as if this transaction occurred on January 1, 2009.  Also includes the effect on interest expense related to other completed and pending acquisitions funded with borrowings under our revolving credit facility at our current borrowing rate of 1.03% per annum and the assumption of approximately $2.5 million of mortgage debt at an interest rate of 6.73% per annum related to our pending MOB acquisition described in Note (A).  The additional net interest expense is as follows:

FNMA Financing	$19,917
FNMA Proceeds — Repay Amounts Outstanding on Revolving Credit Facility	(1,359)
FNMA Financing — Amortization of Deferred Financing Fees	749
Pending MOB Acquisition from an Unaffiliated Party	166
Other Completed Acquisition Financing	618
Total	$20,091

(G)                    Represents the effect on depreciation expense of properties acquired by us in 2009 described in Note (B), the effect of the pending MOB acquisition described in Note (A), the effect of the sale of two MOBs in 2009 described in Note (D) and the effect on the acquisition of $8.5 million of furniture, fixtures and equipment, or FF&E, from Five Star in August 2009 as part of the FNMA financing, as if these transactions occurred on January 1, 2009.  The additional depreciation expense is as follows:

MOBs Acquired from HRP	$2,795
Pending MOB Acquisition from an Unaffiliated Party	114
MOBs Sold to Unaffiliated Parties	(26)
FNMA — FF&E Acquired from Five Star	129
Total	$3,012

(H)                   Represents the effect on general and administrative expenses of properties acquired by us in 2009 described in Note (B), the effect of the one pending MOB acquisition described in Note (A), the effect of the sale of two skilled nursing facilities described in Note (D) and the effect on the acquisition of $8.5 million of FF&E from Five Star in August 2009 as part of the FNMA financing.  The increase in general and administrative expense represents the business management fees payable to RMR.  The business management fees paid by us to RMR with respect to the acquired MOBs from HRP are

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

the same as the management fees that were paid by HRP with respect to these MOBs immediately before we acquired these MOBs and they did not increase as a result of our purchase prices being higher than HRP’s historical costs of these MOBs.  The additional general and administrative expenses are as follows:

MOBs Acquired from HRP	$388
Pending MOB Acquisition from an Unaffiliated Party	22
Sale of Two Skilled Nursing Facilities to Unaffiliated Parties	(10)
FNMA — FF&E Acquired from Five Star	25
Total	$425

(I)                        In February and September 2009, we issued 5.9 million and 6.9 million of our common shares in underwritten public offerings, raising net proceeds of $96.8 million and $127.2 million, respectively.  We used the net proceeds from these offerings to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, certain acquisitions described in Notes (B) and (C).  The adjustment to our weighted average shares outstanding shows the effect on our weighted average shares outstanding for the year ended December 31, 2009, as if we issued these additional shares on January 1, 2009.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2008

(J)                       Represents the effect on rental income and operating expenses of the 10 MOBs acquired by us subsequent to December 31, 2008 and pro rated results of the MOBs acquired by us between June and December 31, 2008, as if these acquisitions occurred on January 1, 2008.

(K)                   Represents the effect on rental income, property operating expenses, depreciation expense and general and administrative expense of our completed acquisitions in 2009 of 11 senior living properties from three unaffiliated parties for $116.8 million, excluding closing costs, and ten MOBs acquired from an unaffiliated party for $169.0 million, excluding closing costs, as if these transactions occurred on January 1, 2008.  The increase in general and administrative expense represents the business management fees payable to RMR.

(L)                     During the year ended December 31, 2008, we purchased 30 senior living properties with a total of 2,507 units and four wellness centers with a total of 458,000 square feet for approximately $379.3 million and $100.0 million, respectively, from nine unaffiliated parties.  We leased these properties for initial rent of $39.4 million.  We funded these acquisitions using cash on hand, proceeds from equity issuances in December 2007 and February and June 2008, borrowings under our revolving credit facility and the assumption of 15 mortgage loans that encumber eight of these senior living properties totaling $50.5 million at a weighted average interest rate of 6.5% per annum.  Also includes the sale of two skilled nursing facilities to two unaffiliated parties in 2009 and the reduction of rent payable by Five Star to us related to the FNMA financing as described in Note (D).  Also represents the following MOB rental income adjustments for the one MOB acquired from an unaffiliated party on September 30,

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

2008, the sale of two MOBs to unaffiliated parties for $3.2 million in 2009, the straight line rent adjustment for the acquired MOBs from HRP, the preliminary amortization of capitalized above and below market value leases for these acquired and pending acquisitions and the effect of the one MOB we have agreed to acquire from an unaffiliated party for $4.5 million as described in Note (A), as if these transactions occurred on January 1, 2008.  We intend to lease this MOB for initial annual rent of approximately $368,000.  We expect to fund this acquisition using cash on hand and the assumption of one mortgage loan for approximately $2.5 million at an interest rate of 6.73% per annum.  The adjustment to rental income represents the effect, as if these transactions occurred on January 1, 2008.  The adjustments are as follows:

2008 Senior Living and Wellness Center Acquisitions	$15,264
Sale of Two Skilled Nursing Facilities to Unaffiliated Parties	(177)
Five Star Rent Reduction	(2,000)
MOBs Acquired from Unaffiliated Party	1,832
MOBs Sold to Unaffiliated Parties	(417)
MOBs Acquired from HRP (Straight-line)	4,894
MOBs Acquired from HRP (Above Market Leases)	(1,512)
MOBs Acquired from Unaffiliated Party (Above Market Leases)	(41)
MOBs Acquired from HRP (Below Market Leases)	407
MOBs Acquired from Unaffiliated Party (Below Market Leases)	41
Pending MOB Acquisition from an Unaffiliated Party	368
Total	$18,659

(M)                Represents the property operating expense adjustments for the sale of two MOBs to unaffiliated parties in 2009, the one MOB acquired from an unaffiliated party on September 30, 2008 and the effect of the one MOB we have agreed to acquire from an unaffiliated party for $4.5 million as described in Note (A).  These adjustments represent the full year effect, as if they occurred on January 1, 2008.  The adjustments are as follows:

MOBs Sold to Unaffiliated Parties	$(13)
MOB Acquired from Unaffiliated Party	569
Pending MOB Acquisition from an Unaffiliated Party	11
Total	$567

(N)                   Represents the effect on interest expense of the assumption of three mortgage loans that encumber two of the MOBs totaling $10.8 million at a weighted average interest rate of 7.1% per annum, the assumption of 15 mortgage loans that encumber eight of the senior living properties totaling $50.5 million at a weighted average interest rate of 6.5% per annum described in Note (L) and the assumption of approximately $2.5 million of mortgage debt at an interest rate of 6.73% per annum related to our pending MOB acquisition described in Note (A).  Also represents the effect on interest expense of the $512.9 million FNMA financing used to repay borrowings outstanding on our revolving credit facility and to fund acquisitions, as well as the amortization of $12.7

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

million of deferred financing fees in relation to this FNMA financing and the effect on interest expense for the other acquired and pending acquisitions funded with borrowings under our revolving credit facility at our current borrowing rate of 1.03% per annum, as if these transactions occurred on January 1, 2008.  The additional net interest expense is as follows:

FNMA Financing	$33,813
FNMA Proceeds — Repay Amounts Outstanding on Revolving Credit Facility	(2,508)
FNMA Financing — Amortization of Deferred Financing Fees	1,271
Other Completed Acquisition Funding	507
Pending MOB Acquisition from an Unaffiliated Party	166
MOBs Acquired — Debt Assumption	461
Senior Living Properties Acquired — Debt Assumption	2,202
Total	$35,912

(O)                   Represents the effect on depreciation expense of properties acquired by us in 2008 described in Note (L), the effect of the acquisitions of the MOBs described in Note (J), the effect of the pending MOB acquisition described in Note (A), the effect of the sale of two MOBs and two skilled nursing facilities to unaffiliated parties described in Note (L) and the effect on the acquisition of $8.5 million of FF&E from Five Star in August 2009 as part of the FNMA financing, as if these transaction occurred on January 1, 2008.  The additional depreciation expense is as follows:

2008 Senior Living and Wellness Center Acquisitions	$4,681
MOBs Acquired from HRP	11,740
MOBs Acquired in 2008 from Unaffiliated Party	447
Pending MOB Acquisition from an Unaffiliated Party	114
MOBs Sold to Unaffiliated Parties	(69)
Sale of Two Skilled Nursing Facilities to Unaffiliated Parties	(139)
FNMA Transaction — FF&E Acquired from Five Star	219
Total	$16,993

(P)                     Represents the effect on general and administrative expenses of properties acquired by us in 2008 described in Note (L), the effect of the acquisitions of the MOBs described in Note (J), the effect of the one pending MOB acquisition described in Note (A), the effect of the sale of two MOBs and two skilled nursing facilities to unaffiliated parties described in Note (L) and the effect of the acquisition of $8.5 million of FF&E from Five Star in August 2009 as part of the FNMA financing, as if these acquisitions occurred on January 1, 2008.  The increase in general and administrative expense represents the business management fees payable to RMR.  The business management fees paid by us to RMR with respect to the acquired and pending MOBs from HRP are the same as the management fees that were paid by HRP with respect to these MOBs

SENIOR HOUSING PROPERTIES TRUST

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in tables in thousands, or as otherwise stated)

and they did not increase as a result of our purchase prices being higher than HRP’s historical costs of these MOBs.  The additional general and administrative expenses are as follows:

2008 Senior Living and Wellness Center Acquisitions	$912
MOBs Acquired from HRP	1,598
MOBs Acquired in 2008 from Unaffiliated Party	70
Pending MOB Acquisition from an Unaffiliated Party	22
MOBs Sold to Unaffiliated Parties	(16)
Sale of Two Skilled Nursing Facilities to Unaffiliated Parties	(13)
FNMA Transaction — FF&E Acquired from Five Star	43
Total	$2,616

(Q)                   Represents our net gain on sale recognized in 2009 related to the sale of two skilled nursing facilities.

(R)                    In February 2008, June 2008, February 2009 and September 2009, we issued 6.2 million, 19.6 million, 5.9 million and 6.9 million of our common shares in underwritten public offerings, raising net proceeds of $129.4 million, $393.7 million, $96.8 million and $127.2 million, respectively.  We used the net proceeds from these offerings to repay borrowings outstanding on our revolving credit facility and for general business purposes, including funding, in part, the acquisitions described in Notes (J), (K) and (L).  The adjustment to our weighted average shares outstanding shows the effect on our weighted average shares outstanding for the year ended December 31, 2008, as if we issued the additional shares on January 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Richard A. Doyle
Treasurer and Chief Financial Officer
Dated: March 29, 2010